2007 Fixed - Income Investor Update
Fall 2007

Forward Looking Statements
This presentation contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You
can typically identify forward-looking statements by the use of forward-looking words, such as “may,” “could,”
“project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast,” and similar terms. These statements are based upon the Company’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the
Company’s control and could cause actual results to differ materially from those expressed or implied by the
Company’s forward-looking statements. These factors include, among others:
–

general economic, political and business conditions in the jurisdictions in which the Company’s facilities are located;
–

changes in governmental, legislative or regulatory requirements affecting the Company or the electric or gas utility, pipeline or power generation industries;
–

changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output and/or delay plant construction;
–

the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;
–

changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas;
–

changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have significant impact on energy costs;
–

the financial condition and creditworthiness of the Company’s significant customers and suppliers;
–

changes in business strategy or development plans;
–

availability, terms and deployment of capital;

Forward Looking Statements
–

performance of generation facilities, including unscheduled outages or repairs;
–

risks relating to nuclear generation;
–

the impact of derivative instruments used to mitigate or manage volume and price risk and interest rate risk and changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;
–

the impact of increases in healthcare costs, changes in interest rates, mortality, morbidity and investment performance on pension and other postretirement benefits expense, as well as the impact of changes in legislation on funding requirements;
–

changes in MEHC’s and its subsidiaries’ credit ratings;
–

unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generation plants and infrastructure additions;
–

the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;
–

the Company’s ability to successfully integrate future acquired operations into the Company’s business;
–

other risks or unforeseen events, including wars, the effects of terrorism, embargos and other catastrophic events; and
–

other business or investment considerations that may be disclosed from time to time in filings with the U.S.
     Securities and Exchange Commission (“SEC”) or in other publicly disseminated written documents.
Further details of the potential risks and uncertainties affecting the Company are described in MEHC’s filings with the SEC, including Item 1A and other discussions contained in such filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

Topics
•

MEHC Growth Summary
•

Overview of MidAmerican Energy Holdings Company
•

Platform Overviews

Millions
$1,250
$1,000
$750
$500
$250
$0
$148
$397
$443
$538
$558
$916
$1,180
2001
2002
2003
2004
2005
2006
LTM 9/30/2007

Billions
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$12.6
$18.4
$19.1
$19.9
$20.4
$36.4
$39.6
2001
2002
2003
2004
2005
2006
Sept 2007

Billions
$30.0
$22.5
$15.0
$7.5
$0.0
$6.5
$10.3
$11.2
$11.6
$11.9
$24.0
$25.5
2001
2002
2003
2004
2005
2006
Sept 2007

Billions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.7
$2.3
$2.8
$3.0
$3.4
$8.0
$9.1
2001
2002
2003
2004
2005
2006
Sept 2007

Income from Continuing Operations (1)
Shareholders’ Equity
Property, Plant and Equipment (Net)
Total Assets
CAGR = 43.2%
CAGR = 22.0%
CAGR = 33.7%
CAGR = 26.7%
___________________________
1.

2006 includes PacifiCorp since date of acquisition, March 21, 2006
MEHC Growth Summary

MIDAMERICAN
ENERGY HOLDINGS COMPANY

PACIFICORP
PacifiCorp Headquarters
PACIFIC POWER
Pacific Power Service Territory
Pacific Power Headquarters
ROCKY MOUNTAIN POWER
Rocky Mountain Power Service Territory
Rocky Mountain Power Headquarters
PACIFICORP ENERGY
PacifiCorp Energy Headquarters
Coal-Fueled Thermal Plants
Gas-Fueled Thermal Plants
Wind Projects
Geothermal Plants
Coal Mines
Hydro Systems
Generation Development
MidAmerican ENERGY.
MidAmerican Energy Company Service Territory
MidAmerican Energy Holdings Company and MidAmerican Energy Company Headquarters
Generation Operations
Wind Project Operations
Wind Project Developments
CALENERGY
Generation Operations
Northern Natural Gas
Northern Natural Gas Pipeline
Northern Natural Gas Headquarters
CE Electric UK
CE Electric UK Service Territory
CE Electric UK Headquarters
Kern River
GAS TRANSMISSION COMPANY
Kern River Gas Transmission Pipeline
Kern River Headquarters
HomeServices of America, Inc.
A Berkshire Hathaway Affiliate
Real Estate Operating Companies

•

18,000 employees
•

$39.6 billion in assets
•

$12.1 billion in revenue
•

6.9 million electric and natural gas customers
•

17,500 miles of interstate natural gas pipeline
•

16,326 net MW owned in operation or under
     construction (58% coal, 23% gas, 16% renewable,
     3% nuclear and other)

MidAmerican’s Vision and Strategy
•

Own and operate a portfolio of high-quality businesses that achieve operational excellence in all areas
•

Operate our businesses in a manner consistent with our principles of:
–

customer service
–

safety and employee commitment
–

environmental RESPECT
–

regulatory integrity
–

operational excellence
–

financial strength
•

Plan, execute, measure and correct
•

Grow and diversify through internal expansion and disciplined acquisitions

As the utility sector enters its first comprehensive capital expenditure build-out since the 1980’s, many analysts project the industry to be cash flow negative for the next few years
MEHC has no dividend requirement and therefore its 100% reinvestment of free cash flow and access to equity capital from Berkshire, even in times of utility sector and general market stress, clearly differentiates the quality of MEHC’s credit from its peers
MEHC’s Competitive Advantage
•

MEHC’s cash flow is derived from a diversified portfolio of businesses
•

Approximately 89% of MEHC’s operating income in 2006 was generated from rate-regulated businesses

Berkshire Continues to Pursue Energy Sector Investment Diversification Through MEHC
•

Provides MEHC with a $3.5 billion 5-year equity commitment from ‘AAA’ rated parent
–

Access to capital even in times of utility sector and general market stress; no other utility has this quality of explicit financial support
–

Commitment can only be drawn for two purposes:
•

Paying MEHC parent debt when due
•

Making equity contributions to any of MEHC’s regulated subsidiaries
•

Future M&A activity will not be funded from this equity commitment
Berkshire Equity Commitment
Berkshire’s Energy Sector Strategy
•

MEHC serves as the investment vehicle for Berkshire in the energy sector
–

Provides opportunities to invest a significant amount of capital
–

The PacifiCorp acquisition clearly demonstrates Berkshire’s willingness to make sizable investments through MEHC
–

Future acquisitions will be funded in a credit positive manner
•

Berkshire continues to leverage MEHC’s management expertise and ability to effectively integrate significant acquisitions

MIDAMERICAN ENERGY HOLDINGS COMPANY

Berkshire Hathaway Inc.
MidAmerican Energy Holdings Company
CE Electric UK
Kern River
Northern Natural Gas
CalEnergy
HomeServices of America
PacifiCorp
MidAmerican Energy
NEDL
YEDL

Real Estate
Brokerage
Baa1/BBB+/BBB+
Independent
Electric Power
Producer
Baa1/BBB-/BBB+
Holding
Company
A2/A/A
Regulated Gas
Transmission
PPW Holdings,
LLC
(No Debt)
Holding
Company
MidAmerican
Funding, LLC
A3/BBB+/A-
Holding
Company
A3/BBB+/A
UK Regulated
Electric
Distribution
A3/BBB+/A
UK Regulated
Electric Distribution
Baa1/BBB-/A-
Yorkshire
Power Group
FOREIGN
B2/BB-/NR
CE Casecnan
(Constrained by
Philippine Govt.
Sovereign Rating)
DOMESTIC
Ba1/BB+/BB+
CE Generation
Baa3/BBB-/NR
Salton Sea Funding
Ba3/BB/NR
Cordova
A3/A-/A-
Regulated Gas
Transmission
A3/A-/A-(2)
Regulated
Electric Utility
Aaa/AAA/AAA
86.6%(1)
Walter Scott

10.8%
David Sokol

1.6%
Greg Abel

1.0%
13.4%(1)
A2/A-/A
Regulated Gas
and Electric
Utility
1.

Diluted Ownership
2.

PacifiCorp ratings are Senior Secured

•

Customer diversity
•

Regulatory diversity
•

Weather diversity
•

Economic diversity
•

Catastrophic-risk diversity
PacifiCorp Service Territory
MidAmerican Energy Company Service
Territory
Kern River Pipeline
Northern Natural Gas Pipeline
NEDL Service Territory
YEDL Service Territory
U.K.
Diversity of Regulated Assets

___________________________
(1)  Includes projects currently under
       construction
PacifiCorp Service Territory
Thermal Plants
Gas-Fueled Thermal Plants
Wind Projects
Geothermal Plants
Coal Mines
Hydro Systems
Generation Developments
500 kV transmission lines
345 kV transmission lines
230 kV transmission lines
CA
NV
AZ
UT
WY
OR
WA
MT
CO
ID
•

Headquartered in Portland, Oregon
•

6,500 employees
•

1.7 million electricity customers
•

9,426 net MW owned (1)
•

New peak load of approximately 9,775 MW in
     July 2007
•

Generating capacity by fuel type (1)
–

Coal

 65%
–

Natural gas

                          18%
–

Hydro

                        12%
–

Wind and geothermal

                          5%

•

General rate cases currently underway in Wyoming and Idaho
•

Since acquisition by MEHC, 334.9 MW of renewable wind generation has been acquired and an additional Marengo expansion announced in October 2007
–

Leaning Juniper I

100.5 MW

Completed September 2006
–

Marengo

140.4 MW

Completed August 2007
–

Goodnoe Hills

                    94.0 MW

Expected Completion 1st Qtr 2008
–

Marengo Expansion

  70.2 MW

Expected Completion 2nd Qtr 2008
–

Additional renewable energy projects expected to be in-service during 2008
•

Lake Side gas generation plant placed in service in September 2007
•

Announced plans to build 1,200 miles of transmission between 2010 and 2014 in
    Wyoming, Idaho, Oregon and the southwest at an estimated cost of $4 billion
Recent Accomplishments

2007 Regulatory Highlights
•

Approved settlements of pre-acquisition rate cases have resulted in total revenue increases of more than $200 million.  2007 state regulatory highlights include:
•

Utah (41% of retail revenues)
–

UPSC approved a $115 million increase (10%) in two phases, fully effective June, 2007
•

Oregon (30% of retail revenues)
–

OPUC approved $43 million increase (5%) effective January, 2007
–

Seeking recovery of 2008 power costs through annual TAM filing
–

Filed in August, 2007 a mechanism to recover costs related to renewable portfolio standard
–

Filed in October, 2007 for $27 million surcharge related to SB 408, Oregon’s income tax law
•

Wyoming (13% of retail revenues)
–

Filed general rate case in June, 2007 seeking annual increase of $36 million (8%)
–

WPSC approved recovery of $2.5 million of previously deferred power costs through PCAM
•

Washington (8% of retail revenues)
–

Authorized $14 million increase (6%) effective June, 2007 and accepted proposed allocation methodology
•

Idaho (6% of retail revenues)
–

Filed general rate case in June, 2007 requesting annual increase of $18 million (10%)
•

California (2% of retail revenues)
–

Filed an ECAC application in August, 2007 for updated power costs.  Staff has agreed to an increase of $5.4 million (7.1%)
–

Filed Post Test Year Adjustment Mechanisms in October 2007 seeking $1.7 million increase (2%) for inflation and major resource additions.  Staff has agreed not to oppose the request

___________________________
(1)  Includes projects currently under
       construction
IA
IL
KS
NE
SD
WI
MN
MO
MidAmerican Energy Company Service
Territory
Major Generating Facilities
Wind Project Operations
Wind Project Construction
New Project Development Areas
•

Headquartered in Des Moines, Iowa
•

3,700 employees
•

1.4 million electric and natural gas customers
•

5,838 net MW owned (1)
•

New peak load of approximately 4,150 MW in
     August 2007
•

Generating capacity by fuel type (1)
–

Coal

 57%
–

Natural gas

  22%
–

Wind

 13%
–

Nuclear

                            7%
–

Other

    1%

Recent Accomplishments
•

Walter Scott Energy Center Unit 4, a 790 MW advanced supercritical coal facility began operations June 1, 2007.
–

At a cost of approximately $1.4 billion dollars, Unit 4 is one of the largest construction projects ever undertaken in Iowa or Nebraska
–

Named 2007 plant of the year by POWER Magazine
•

IUB approved 540 MW of new wind generation to be in service by the end of 2008 with pre-approved rate making principles which will bring total wind generation resources to 1,122.5 MW
–

Century Expansion

15 MW

  Expected Completion 4th Qtr 2007
–

Pomeroy II

75 MW

  Expected Completion 4th Qtr 2007
–

Charles City

75 MW

  Expected Completion 2nd Qtr 2008
–

TBD

                  375 MW

TX
OK
KS
NE
SD
MN
IA
WI
•

Headquartered in Omaha, Nebraska
•

1,000 employees
•

15,800-mile interstate natural gas
    transmission pipeline
•

Market area design capacity of 4.9 Bcf/d
    plus 2.1 Bcf/d field area capacity
•

Five natural gas storage facilities with a
    total firm capacity of 65 Bcf

Recent Accomplishments
•

Northern Lights 2007 Project is expected to add more than 400,000 Dth/d of growth to NNG’s market area transportation business in November 2007, representing 10%
    growth in market area
•

NNG’s 8 bcf storage expansion project is awaiting approval from the FERC;
   construction is expected to be completed in 2008
•

Dramatic improvement in customer service rankings in MastioGale pipeline survey moving from last place in 2003 to 9th out of 41 pipelines in 2007
•

NNG (A2/A/A) received a one notch upgrade from Moody’s and Fitch in February
   2007

Strong Market and Competitive Position
•

Provides customers with flexibility to access multiple supply basins
–

Hugoton, Anadarko, Permian, Rocky Mountain and Western Canada Basins
•

Lowest transportation cost of natural gas to customers in the upper Midwest
•

Strategic location in high demand upper Midwest market areas
•

Strong barriers to entry given widely dispersed load centers in NNG’s upper Midwest market area
•

Customer base dominated by local distribution companies
•

NNG settled its last rate case in 2005

CA
NV
AZ
UT
WY
•

Headquartered in Salt Lake City, Utah
•

160 employees
•

1,680-mile interstate natural gas
   transmission pipeline
•

Delivers natural gas from Rocky
   Mountain basins to markets in Utah,
   Nevada, California and Arizona
•

Greater than 2 Bcf/d peak capacity

Recent Accomplishments
•

In 2006, Kern River became the largest supplier of natural gas to California, with market share exceeding 26%
•

Final Commission decision on rate case allowed for return on regulated equity of 11.2%
–

FERC issued a proposed policy statement allowing the use of MLPs in the proxy group to determine rate of return
–

Proposal included capping distributions of the MLP at earnings
–

May impact the return on equity issue in Kern River's rate case
•

Filing to increase maximum allowed operating pressure which increases available volumes
–

Increase maximum allowable operating pressure from 1,200 psig to 1,333 psig
–

Submitted application to the Pipeline Hazardous Materials Safety Administration on August 20, 2007
–

Expected final determination during first quarter 2008
–

Provides 9.1 bcf of additional seasonal capacity annually
•

Ranked 4 out of 41 pipelines in 2007 MastioGale pipeline survey for customer satisfaction, and experienced zero days of primary firm service interruption

Provides Supply Diversity, Operational Reliability,
Competitive Rates and Excellent Customer Service
•

Access to economic Rocky Mountain gas supplies in three western states
–

170 TCF of proven and undiscovered potential reserves
–

Only expanding supply basin in the lower 48 states
•

Supply diversity is provided through pipeline interconnects accessing all Rocky
   Mountain production basins
•

New and efficient pipeline system, low fuel rates and minimal cost associated with new pipeline safety legislation
•

Pipeline load factor averaged 111% during 2005 and 123% during 2006
•

Direct service to end users avoids rate stacks of local distribution companies (LDC)

•

Headquartered in Newcastle, U.K.
•

760 employees
•

1.6 million electricity customers
•

5,560 square miles of service territory
•

26,719 miles of transmission and
   distribution line
•

Headquartered in Leeds, U.K.
•

890 employees
•

2.2 million electricity customers
•

4,131 square miles of service territory
•

34,797 miles of transmission and
   distribution line
U.K.
Edinburgh
London
Newcastle
Leeds

Recent Accomplishments
•

Financial performance remains stable
–

Continue to focus on improving network performance and customer satisfaction levels
•

Preparations for DPCR5 are well underway
•

CE Electric UK Funding Company (Baa1/BBB-/BBB+) received a one notch upgrade from Moody’s in February 2007
•

Northern Electric plc. (A3/BBB-/BBB+) received a one notch upgrade from Moody’s in February 2007
•

Yorkshire Power Finance Ltd (Baa1/BBB-/A-) received a one notch upgrade from
   Moody’s in February 2007

Distribution Price Control Reviews
•

Existing price control in effect through March 31, 2010
•

Price controls are set to recover Ofgem’s view of efficient costs over the next five years
•

Ofgem takes account of
–

Required quality of service outputs
–

Operating costs and comparative efficiency
–

Future capital expenditure
–

Regulatory asset value and depreciation
–

Pensions costs
–

(Forward) cost of capital
–

Tax
–

Financial ratios and investment grade rating targets
•

U.K. regulation tries to provide strong efficiency incentives for opex and capex

•

355 employees
•

1,062 net MW owned
•

15 plants in the United States and one
    facility in the Philippines
–

Two remaining Philippine geothermal
    plants were transferred to the Philippine
    government pursuant to their contracts in
    2007
•

Generating capacity by fuel type
–

Natural gas

          71%
–

Geothermal

          16%
–

Hydro

          13%
CalEnergy Generation Operations
Philippines

Recent Accomplishments
•

Remaining Philippine geothermal plants (Luzon and Visayas) were turned over to
   PNOC in July 2007
•

CalEnergy International earned the 2007 Environmental Excellence award given by the Philippine Department of Environment and Natural Resources Division
•

CE Generation, LLC (Ba1/BB+/BB+) received a two notch upgrade from S&P and a one notch upgrade from Fitch in December 2006 and January 2007, respectively
•

Salton Sea Funding Corp (Baa3/BBB-/NR) received a one notch upgrade from
   Moody’s and S&P in January 2007 and December 2006, respectively

HomeServices of America, Inc.
A Berkshire Hathaway Affiliate

Prudential First Realty
Edina Realty
HOME Real Estate Mortgage · Title · Insurance
CBSHOME REAL ESTATE
Iowa Realty Iowa's Largest
Woods Bros Realty
Semonin Real Estate Services
HUFF REALTY
Reece & Nichols
Champion Realty, Inc.
Carol Jones Realtors
Rector Hayden
Prudential Carolinas Realty
Harry Norman Realtors
Jenny Pruitt & Associates, Realtors
Prudential California Realty
Long Companies
RealtySouth Family of Services
Sold Roberts Brothers
EWM Real Estate Mortgage Title Insurance Since 1964

•

3,550 employees
•

20,000 sales associates
Second-largest full-service residential real estate brokerage firm in the U.S.

HomeServices of America, Inc.
A Berkshire Hathaway Affiliate

Recent Accomplishments
•

Even though a challenging housing market continues in 2007, expense reductions have allowed continued profitable operations
•

Virtually no subprime mortgage exposure

LTM 09/30/2007	2006	2005	2004
Operating revenue				
PacifiCorp	$ 4,157	$ 2,939	$ -	$ -
MidAmerican Funding	4,076	3,453	3,166	2,702
Northern Natural Gas	652	634	569	545
Kern River	397	325	324	316
CE Electric UK	1,034	928	884	936
CalEnergy Generation-Foreign	264	336	312	307
CalEnergy Generation-Domestic	32	32	34	39
HomeServices	1,582	1,702	1,868	1,756
Corporate/other [1]	(51)	(48)	(41)	(48)
Total operating revenue	$ 12,143	$ 10,301	$ 7,116	$ 6,553

Segment Information (in millions)
(1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and related interest income, (ii) intersegment eliminations and
      (iii) fair value adjustments relating to acquisitions

LTM 09/30/2007	2006	2005	2004
Depreciation and amortization				
PacifiCorp	$ 488	$ 368	$ -	$ -
MidAmerican Funding	270	275	269	266
Northern Natural Gas	57	57	30	68
Kern River	77	56	62	53
CE Electric UK	170	138	136	138
CalEnergy Generation-Foreign	61	80	90	90
CalEnergy Generation-Domestic	8	8	9	9
HomeServices	22	32	18	21
Corporate/other [1]	(12)	(7)	(6)	(7)
Total depreciation and amortization	$ 1,141	$ 1,007	$ 608	$ 638

Segment Information (in millions)
(1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and related interest income, (ii) intersegment eliminations and
      (iii) fair value adjustments relating to acquisitions

MIDAMERICAN ENERGY HOLDINGS COMPANY

	LTM 09/30/2007	2006	2005	2004
Operating income				
PacifiCorp	$ 873	$ 528	$ -	$ -
MidAmerican Funding	507	421	381	356
Northern Natural Gas	302	269	209	190
Kern River	275	217	204	205
CE Electric UK	538	516	484	497
CalEnergy Generation-Foreign	172	230	185	189
CalEnergy Generation-Domestic	14	14	15	21
HomeServices	47	55	125	113
Corporate/other [1]	(126)	(130)	(74)	(46)
Total operating income	$ 2,602	$ 2,120	$ 1,529	$ 1,525
Interest expense	(1,289)	(1,152)	(891)	(903)
Capitalized interest	57	40	17	20
Interest and dividend income	95	73	58	39
Other income	124	239	75	128
Other expense	(8)	(13)	(23)	(10)
Total income from continuing operations before income tax expense, minority interest and preferred dividends of subsidiaries and equity income	$ 1,581	$ 1,307	$ 765	$ 799

Segment Information (in millions)
(1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and related interest income, (ii) intersegment eliminations and
     (iii) fair value adjustments relating to acquisitions

MIDAMERICAN ENERGY HOLDINGS COMPANY

	LTM 09/30/2007	2006	2005	2004
Interest expense				
PacifiCorp	$ 303	$ 223	$ -	$ -
MidAmerican Funding	172	155	138	125
Northern Natural Gas	55	50	53	53
Kern River	74	74	73	77
CE Electric UK	234	215	218	202
CalEnergyGeneration-Foreign	15	20	31	43
CalEnergyGeneration-Domestic	18	18	18	19
HomeServices	2	2	2	3
Corporate/other [1]	416	395	358	381
Total interest expense	$ 1,289	$ 1,152	$ 891	$ 903

Segment Information (in millions)
(1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and related interest income, (ii) intersegment eliminations and
      (iii) fair value adjustments relating to acquisitions

MIDAMERICAN ENERGY HOLDINGS COMPANY

	LTM 09/30/2007	2006	2005	2004
Capital expenditures				
PacifiCorp	$ 1,406	$ 1,114	$ -	$ -
MidAmerican Funding	1,123	758	701	634
Northern Natural Gas	224	122	125	139
Kern River	12	3	7	27
CE Electric UK	414	404	342	334
CalEnergy Generation-Foreign	1	2	1	5
CalEnergy Generation-Domestic	-	-	1	1
HomeServices	28	18	19	21
Corporate/other [1]	2	2	-	18
Total capital expenditures	$ 3,210	$ 2,423	$ 1,196	$ 1,179

Segment Information (in millions)
(1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and related interest income, (ii) intersegment eliminations and
      (iii) fair value adjustments relating to acquisitions

MIDAMERICAN ENERGY HOLDINGS COMPANY

	09/30/2007	2006	2005	2004
Total assets				
PacifiCorp	$ 15,802	$ 14,970	$ -	$ -
MidAmerican Funding	9,105	8,651	8,003	7,275
Northern Natural Gas	2,416	2,277	2,245	2,201
Kern River	1,996	2,057	2,100	2,135
CE Electric UK	7,094	6,561	5,743	5,795
CalEnergy Generation-Foreign	477	559	643	767
CalEnergy Generation-Domestic	566	545	555	554
HomeServices	776	795	814	737
Corporate/other [1]	1,354	32	268	440
Total assets	$ 39,586	$ 36,447	$ 20,371	$ 19,904

Segment Information (in millions)
(1) The remaining differences between the segment amounts and the consolidated amounts described as “Corporate/other” relate principally to intersegment eliminations for operating revenue and, for the other items presented, to (i) corporate functions, including administrative costs, interest expense, corporate cash and related interest income, (ii) intersegment eliminations and
      (iii) fair value adjustments relating to acquisitions

MIDAMERICAN
ENERGY HOLDINGS COMPANY

A Berkshire Hathaway Company